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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):   April 25, 2001 (April 24,
                                                     2001)


                          HARRAH'S ENTERTAINMENT, INC.
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                     1-10410                   62-1411755
(State or other jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)              File Number)            Identification No.)


         ONE HARRAH'S COURT
         LAS VEGAS, NEVADA                                         89119
(Address of Principal Executive Offices)                         (Zip Code)



                                 (702) 407-6000
                 ----------------------------------------------
              (Registrant's telephone number, including area code)


                  ---------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS

      On April 24, 2001, Harrah's Entertainment, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99(1) and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

            99(1) Text of press release, dated April 24, 2001, of the
                  Registrant.





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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   HARRAH'S ENTERTAINMENT, INC.


Date: April 25, 2001               By:  /s/ Stephen H. Brammell
                                      -----------------------------------
                                      Name: Stephen H. Brammell
                                      Title: Senior Vice President and
                                               General Counsel